UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2003

CREDENCE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22366	94-2878499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Fourier Avenue, Fremont, California	94539
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 657-7400

None

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On January 22, 2003, Credence Systems Corporation issued a press release announcing the completion of the acquisition of Optonics, Inc.

Item 7.    Exhibits.

(c)    Press Release disseminated on January 22, 2003 announcing the completion of the acquisition of Optonics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDENCE SYSTEMS CORPORATION (Registrant)

Date: January 23, 2003	By:	/s/ BYRON MILSTEAD
	Name:	Byron Milstead
	Title:	Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release disseminated on January 22, 2003 announcing the completion of the acquisition of Optonics, Inc.